FOR IMMEDIATE RELEASE

Investor Relations Contact:
Anita Booe – (336) 703-6902
ABooe@KrispyKreme.com

Media Relations Contact:
Brian K. Little – (336) 726-8825
Blittle@KrispyKreme.com

Krispy Kreme Names Cindy Bay SVP of US Franchises and Company Stores

WINSTON-SALEM, N.C., July 7, 2011 -- Krispy Kreme Doughnuts, Inc. (NYSE: KKD) today announced that Cindy Bay has been promoted to SVP of US Franchises and Company Stores, reporting to Jim Morgan, President and Chief Executive Officer.

Ms. Bay has served for the past three years as Senior Vice President of Company Store Operations at Krispy Kreme. Prior to joining Krispy Kreme, she had a long and successful career with McDonald's Corporation, including more than twenty-five years of leadership experience in multi-unit operations, training and franchising. Her new responsibilities will include domestic franchise operations and real estate as well as Company stores.

"I could not be more confident about Cindy's ability to assume these additional responsibilities," said Jim Morgan, Krispy Kreme's President and Chief Executive Officer. "She has been a major contributor to the progress we have achieved, and we are fortunate to have someone of her caliber on our senior management team. Cindy is both a skilled operator and an experienced leader in franchisee relationships, and I have no doubt that she will continue to do an outstanding job."

Steve Lineberger, the Company's Senior Vice President in charge of US Franchise Operations, has decided to leave the Company after July 29, 2011, in order to devote more time to personal priorities. Mr. Lineberger has served in various roles during his five year tenure with Krispy Kreme, and is a member of the senior management team reporting to Jim Morgan.

"As a member of our senior management team, Steve has earned both my respect and admiration, and I am therefore supportive of his decision, which is a personal one centered in his deep commitment to his faith and family," Morgan added. "He has been a loyal and valuable team member, and a significant contributor to our success. We wish him the very best."

About Krispy Kreme

Krispy Kreme is a leading branded specialty retailer and wholesaler of premium quality sweet treats and complementary products, including its signature Original Glazed® doughnut. Headquartered in Winston-Salem, NC, the Company has offered the highest quality doughnuts and great tasting coffee since it was founded in 1937. Today, Krispy Kreme shops can be found in over 650 locations in 21 countries around the world. Visit us at www.krispykreme.com.

Information contained in this press release, other than historical information, should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, considering the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. The words "believe," "may," "could," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "strive" or similar words, or the negative of these words, identify forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the quality of Company and franchise store operations; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; our ability to implement our international growth strategy; our ability to implement our new domestic operating model; currency, economic, political and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients; compliance with government regulations relating to food products and franchising; our relationships with off-premises customers; our ability to protect our trademarks and trade secrets; restrictions on our operations and compliance with covenants contained in our secured credit facilities; changes in customer preferences and perceptions; risks associated with competition; risks related to the food service industry, including food safety and protection of personal information; and increased costs or other effects of new government regulations relating to healthcare benefits. These and other risks and uncertainties, which are described in more detail in the Company's most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission, are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company's control, and could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

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